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                            INSIGHT HEALTH SERVICES CORP.
                           1996 EMPLOYEE STOCK OPTION PLAN
                         NONSTATUTORY STOCK OPTION AGREEMENT

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                            INSIGHT HEALTH SERVICES CORP.
                           1996 EMPLOYEE STOCK OPTION PLAN
                         NONSTATUTORY STOCK OPTION AGREEMENT

    THIS AGREEMENT is made as of            ("Grant Date") by and between
INSIGHT HEALTH SERVICES CORP., a Delaware corporation ("Corporation") and
                     ("Optionee").

                                      WITNESSETH

RECITALS

    A. The stockholders and the Board of Directors of the Corporation ("Board") have adopted the 1996 Employee Stock Option Plan ("Plan") of the Corporation for the purpose of advancing the interests of the Corporation by providing eligible individuals with an opportunity to develop a proprietary interest in the Corporation, which will thereby create strong performance incentives for such individuals to maximize the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals to remain in the employ of the Corporation or any of its subsidiaries.

    B. The Optionee is a full-time employee of the Corporation or its subsidiaries, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the grant by the Corporation of a nonstatutory stock option to the Optionee.

         NOW, THEREFORE, it is hereby agreed as follows:

     1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement and the Plan, a copy of which is attached hereto, the Corporation hereby grants to the Optionee, as of the Grant Date, a nonstatutory
stock option to purchase up to (    ) shares ("Option Shares") of the common
stock, par value $0.001 per share, of the Corporation ("Common Stock") from time
to time during the Option Period (as defined below) at the price of $   per
share ("Option Price").

     2. OPTION PERIOD. This option shall be exercisable only during the Option Period. Subject to Paragraph 5, upon the termination of the Optionee's employment, this option shall terminate three (3) months after the date of such termination of employment. In addition, upon the Expiration Date, this option shall cease to be exercisable and have no further force or effect whatsoever.

     3. VESTING AND EARLY TERMINATION. The Option Shares shall vest at the rate of 25% each year following the Grant Date for a period of four (4) years and until fully vested, so long as continuously during such time period the Optionee remains an employee or independent contractor of the Corporation or any of its subsidiaries.

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    If the Optionee's employment terminates prior to the end of such four (4)
year period, then the vested Option Shares shall be fixed at such time, and should the calculation result in a fractional share, it shall be rounded down to the nearest whole number of shares.

     4. DEATH OR DISABILITY OF AN OPTIONEE. If the Optionee's services to the Corporation are terminated as a result of the Optionee's death or "permanent or total disability" (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), then the Optionee, or the executors or administrators of the Optionee's estate or the Optionee's heirs or legatees (as the case may be) shall have the right to exercise this option with respect to all options theretofore granted to such Optionee, unless earlier terminated in accordance with their terms. In the event of such termination, the period for exercising this option shall be a period of twelve (12) months commencing with the date of such termination of services, provided that in no event shall this option be exercisable at any time after the Expiration Date.

     5. TIMING AND METHOD OF EXERCISE. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, the Optionee (or in the case of exercise after the Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must comply with the provisions of Section 10 (c) of the Plan. A form of exercise notice is attached hereto as Exhibit A.

     6. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 4, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, devisees, legal representatives and assigns of the Optionee and the successors and assigns of the Corporation.

     7. LIABILITY OF CORPORATION. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

     8. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan.

     9. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of Delaware.

     10.  WARRANTIES AND OBLIGATIONS OF THE OPTIONEE.

          (a) The Optionee represents, warrants and agrees that the Optionee will acquire and hold the Option Shares for the Optionee's own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with federal and state securities laws, and that the Optionee will not, at any time or times,


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directly or indirectly, offer, sell, distribute, pledge or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any Option Shares (or solicit an offer to buy, take in pledge or otherwise acquire or receive, allow all or any portion thereof), except pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended ("Act"), which Registration Statement has become effective and is current with respect to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Act, the availability of which exemption shall be the subject matter of an opinion of counsel reasonably acceptable to the Corporation that no registration under the Act is required with respect to such offer, sale, distribution, pledge, grant or other disposition or transfer.

          (b)    The Optionee acknowledges that the Optionee understands that
(i) the option has been granted and the shares to be sold to the Optionee upon exercise of the option will be sold to the Optionee pursuant exemptions from the registration requirements in the Act until such time as the Corporation shall file a Registration Statement under the Act which has become effective and is current with respect to the shares being offered or sold and in this connection the Corporation is relying in part on the representations set forth in this Agreement; (ii) such shares must be held indefinitely unless they are registered or an exemption from registration becomes available under the Act and the securities laws of any state; (iii) the Corporation is under no obligation to register such shares or to comply with any exemption from such registration, including those portions of Rule 144 under the Act to be complied with by the Corporation; (iv) if Rule 144 is available for sales of such shares, and there is no assurance that the Optionee will ever be able to sell under Rule 144, such sales in reliance upon Rule 144 may be made only after the shares have been held for the requisite holding period and then only in limited amounts in accordance with the conditions of that Rule, all of which must be met; and (v) the Optionee must, therefore, continue to bear the economic risks of the investment in such shares for an indefinite period of time after the exercise of the option.

          (c) The Optionee acknowledges that the Optionee has had the opportunity to ask questions of, and receive answers from, the officers and representatives of the Corporation concerning all material information concerning the Corporation and the terms and conditions of the transactions in which the Optionee is acquiring the option and may subsequently acquire Option Shares. The Optionee further acknowledges that the Optionee understands that the Corporation may use the proceeds from the exercise of the option for general corporate purposes.

          (d) Immediately prior to the exercise of all or any portion of the option, the Optionee shall deliver to the Corporation a signed statement, in a form satisfactory to the Corporation, confirming that each of the representations, warranties, acknowledgments and agreements contained in this Paragraph is true as to the Optionee as of the date of such exercise.

          (e) The Optionee understands that all certificates representing shares transferred pursuant to this Agreement, unless made pursuant to an appropriate Registration Statement under the Act, will bear the following restrictive legend:


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          "The shares represented by this certificate have not been
     registered under the Securities Act of 1933, as amended, and may not be transferred or hypothecated without prior registration under said Act or an exemption therefrom established to the satisfaction of the issuer."

          (f) If the legal counsel of the Corporation, at the request of the Corporation, advises it that registration under the Act of the shares deliverable upon the exercise of the option is required prior to delivery thereof, or that listing of such shares on any exchange is required prior to delivery thereof, the Corporation shall not be required to issue or deliver such shares unless and until such legal counsel shall advise that such registration and/or listing has been completed and is then effective, or is not required.

     11. SEVERABILITY. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     12. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. For purposes of interpreting this Agreement, the following definitions shall also apply:

          (a) "Exercise Date" means the date on which the Corporation receives written notice of the exercise of this option together with payment of the Option Price for the purchased shares.

          (b) "Exercise Price" means the Option Price multiplied by the number of purchased shares.

          (c) "Expiration Date" means, unless earlier terminated pursuant to the terms of this Agreement or the Plan, the day immediately preceding the tenth anniversary of the Grant Date.

          (d) "Option Date" means the period commencing on the Grant Date and, unless earlier termined in accordance with Paragraph 4, ending on the close of business on the Expiration Date.

      13. HOLDING PERIOD FOR OPTIONEES. Because the grant of this option has been approved in advance by the Board, the requirement set forth in
Section 15 (c) of the Plan is hereby eliminated as no longer necessary for compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.


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     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in duplicate on its behalf and the Optionee has also executed this Agreement in duplicate, all as of the date first above written.

OPTIONEE                                INSIGHT HEALTH SERVICES CORP.


                                        By:
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